THRIVENT VARIABLE LIFE ACCOUNT I

THRIVENT VARIABLE INSURANCE ACCOUNT A

TLIC VARIABLE INSURANCE ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT I

THRIVENT VARIABLE ANNUITY ACCOUNT II

THRIVENT VARIABLE ANNUITY ACCOUNT A

THRIVENT VARIABLE ANNUITY ACCOUNT B

TLIC VARIABLE ANNUITY ACCOUNT A

Supplement to Prospectuses

dated April 28, 2017

with respect to

Thrivent Partner Healthcare Portfolio

Effective September 11, 2017, the prospectuses for the above Contracts are amended to reflect that BlackRock Investment Management, LLC (“BlackRock”) will replace Sectoral Asset Management, Inc. (“Sectoral) as the subadviser to the Thrivent Partner Healthcare Portfolio (the “Portfolio”). As a result, all references in the prospectuses to Sectoral are hereby deleted and replaced with BlackRock.

The date of this Supplement is September 1, 2017.

Please include this Supplement with your Prospectus.

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